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                                                                    EXHIBIT 23.1



                            [KPMG Letterhead Omitted]





                          INDEPENDENT AUDITORS' CONSENT
                          -----------------------------





The Board of Directors
Aspen Insurance Holdings Limited:

We consent to the use of our reports included on pages F-2, P-2, II-5 and II-12 herein and to the reference to our firm under the heading "Experts" in the prospectus.





/s/ KPMG Audit Plc
------------------

KPMG Audit Plc


London, United Kingdom
November 10, 2003